This Supplement is filed pursuant to Rule 497(d) with regard to Municipal Investment Trust Fund, Investment Grade Portfolio - 3
(BBB Quality or Better), Long Intermediate Term Series, Defined Asset Funds

The text of the supplement to the Prospectus dated November 1, 1996 is as follows:

                 Supplement dated January 15, 1997
         to prospectus of Municipal Investment Trust Fund
      Investment Grade Portfolio - 3 (BBB Quality or Better)
                    Long Intermediate Term Series
                         Defined Asset Funds
                        dated November 1, 1996
            _______________________________________________


          Due to redemptions or sales or other dispositions of bonds, from time to time the average portfolio of the Fund may be 15 years or more. As a result, during that time, the maximum applicable Effective Sales Charge per unit will be as stated in Appendix B to Part B of this Prospectus.












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